UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2011 (May 12, 2011)
HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, Suite 1300
Dallas, Texas	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 871-3555
100 Crescent Court,
Suite 1600
Dallas, Texas 75201

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 12, 2011, at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), the stockholders of Holly Corporation (the “Company”) approved an amendment to the Holly Corporation Long-Term Incentive Compensation Plan (the “LTIP”), to be effective as of January 1, 2011, to extend the term of the LTIP, and the Company’s ability to grant equity compensation awards thereunder, until December 31, 2020. The Company’s Board of Directors adopted the LTIP amendment on March 24, 2011, subject to stockholder approval at the 2011 Annual Meeting.
     The LTIP is a broad-based plan under which the Company may grant awards to employees, directors and consultants, and the use of stock-based awards under the LTIP is a key element of the Company’s compensation program.
     The foregoing description of the LTIP amendment is not complete and is qualified in its entirety by reference to the Second Amendment to the Holly Corporation Long-Term Incentive Compensation Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The 2011 Annual Meeting was held on May 12, 2011. A total of 49,056,456 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 91.94% of the Company’s shares outstanding as of the March 21, 2011 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s Definitive Proxy Statement for the 2011 Annual Meeting filed with the Securities and Exchange Commission on March 31, 2011 (the “Proxy Statement”).
     Proposal 1: Election of Directors. The stockholders elected all seven director nominees at the 2011 Annual Meeting to serve until the Company’s next annual meeting.

			Broker
Nominee	For	Withheld	Non-Vote
Buford P. Berry	42,773,173	1,054,790	5,228,493
Matthew P. Clifton	42,751,259	1,076,704	5,228,493
Leldon E. Echols	43,038,545	789,418	5,228,493
R. Kevin Hardage	43,056,093	771,870	5,228,493
Robert G. McKenzie	42,675,884	1,152,079	5,228,493
Jack P. Reid	33,844,459	9,983,504	5,228,493
Tommy A. Valenta	43,107,562	720,401	5,228,493
     Proposal 2: Ratification of the Appointment of Ernst & Young, LLP. The stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent auditors for the year 2011. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
48,167,660	877,888	10,908	—
     Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers. The stockholders approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
42,726,866	1,073,176	27,921	5,228,493
     Proposal 4: Advisory Vote on the Frequency of Advisory Votes on the Compensation of the Company’s Named Executive Officers. The voting results on a non-binding advisory vote on the frequency of a non-binding advisory vote on the compensation of the Company’s named executive officers were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
13,588,060	1,487,771	28,737,318	14,814	5,228,493
     Proposal 5: Amendment to the LTIP. The stockholders approved the amendment to the LTIP to extend the term of the LTIP, and the Company’s ability to grant equity compensation awards thereunder, until December 31, 2020. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
33,456,916	10,321,226	49,821	5,228,493

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
10.1	Second Amendment to the Holly Corporation Long-Term Incentive Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Date: May 18, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Second Amendment to the Holly Corporation Long-Term Incentive Compensation Plan